Filed pursuant to Rule 497(a)
Registration No. 333-263258
Rule 482ad
**Fixed Income Investor Calls for Main Street Capital Corporation**

Main Street Capital Corporation (“MAIN”, “Main Street”, or the “Company”) (current ratings profile of BBB- (Stable) by S&P, and BBB- (Stable) by Fitch Ratings)* has asked SMBC Nikko, J.P. Morgan, RBC Capital Markets, and Truist Securities to arrange a series of fixed income investor calls to be conducted on Monday, January 8th. SMBC Nikko will coordinate logistics. A capital markets transaction may follow, subject to market conditions. A virtual presentation will be made available for the calls.

Company Representatives
Dwayne Hyzak – Chief Executive Officer
Jesse Morris – Chief Financial Officer & Chief Operating Officer

Monday, January 8th, 2024:

•11:00-11:50AM ET
•12:00-12:50PM ET
•1:00-1:50PM ET

Virtual Roadshow Investor Login Details
URL: https://dealroadshow.com; Entry Code: MAIN2024
Direct Link: https://dealroadshow.com/e/ MAIN2024

ABOUT MAIN STREET CAPITAL CORPORATION.
Main Street is a principal investment firm that primarily provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings, and acquisitions of companies that operate in diverse industry sectors.

Main Street seeks to partner with entrepreneurs, business owners, and management teams and generally provides “one stop” financing alternatives within its lower middle market investment strategy. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s private loan and middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.

Main Street, through its wholly owned portfolio company MSC Adviser I, LLC ("MSC Adviser"), also maintains an asset management business through which it manages investments for external parties. MSC Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Main Street Capital Corporation before investing. When available, a preliminary prospectus supplement, together with an accompanying prospectus, will be filed with the Securities and Exchange Commission, which will contain this and other information about Main Street Capital Corporation and should be read carefully before investing.

The information in any preliminary prospectus supplement and accompanying prospectus, when available, and in this announcement is not complete and may be changed. This announcement is not an offer to sell any securities of Main Street Capital Corporation and is not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

Main Street Capital Corporation’s shelf registration statement is on file with the Securities and Exchange Commission and has become effective. Any offering of Main Street Capital Corporation’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. In the event that Main Street Capital Corporation conducts an offering, copies of the preliminary prospectus supplement, together with the accompanying prospectus relating to such offering, may be obtained from SMBC Nikko Securities America, Inc., 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, email:prospectus@smbcnikko-si.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; RBC Capital Markets LLC, Attention: Investment Grade Syndicate Desk, Brookfield Place, 200 Vesey St., 8th Floor, New York, NY 10281, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; or Truist Securities, Inc., 303 Peachtree Street, Atlanta, Georgia, 30308, Attn: Prospectus Dept, telephone: 800-685-4786, or email: tsidocs@truist.com.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.